Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Partners with Audi to Launch Audi select, a Vehicle Subscription Service

Announces Audi Grapevine and Audi of Fort Worth to Pilot the Program

HOUSTON, September 25, 2018 — Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today announced entering into a strategic collaboration with Audi of America to launch Audi select, a monthly vehicle subscription service.  This subscription program is now available at Audi Fort Worth and Audi Grapevine, two of the Company’s dealerships in the DFW Metroplex.

Audi select is a subscription service that allows a customer to rotate through a selection of five Audi models—the A4, A5 Cabriolet, S5 Coupe, Q5, and Q7.  The monthly subscription offers two vehicles exchanges, and two complimentary days of Silvercar premium rental per month, along with insurance, maintenance, concierge service, and pick-up/delivery of the vehicles.  The subscription duration is month-to-month, without a cancellation fee.  For a limited time, Audi select offers the first month free with a 3-month commitment. The cost is a flat, monthly-subscription rate of $1,395.

“We are delighted to expand our relationship with Audi to offer this innovative customer experience,” said Earl J. Hesterberg, Group 1's president and chief executive officer.  “We are proud to be invited to launch this program, which we anticipate will introduce new clients to our outstanding customer service, stores and product lines.”

About Group 1 Automotive, Inc.

Group 1 owns and operates 182 automotive dealerships, 238 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations, business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Group 1 Automotive, Inc.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

Sheila Roth

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | sroth@group1auto.com

Media contacts:

Pete DeLongchamps

Senior V.P. Manufacturer Relations, Financial Services and Public Affairs

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com